UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 29, 2013
LIPOSCIENCE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-35792	56-1879288
(Commission File No.)	(IRS Employer Identification No.)

2500 Sumner Boulevard
Raleigh, NC 27616
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (919) 212-1999
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(e) LipoScience, Inc. Senior Leadership Team (SLT) Bonus Plan for 2013
On April 29, 2013, the compensation committee of the board of directors of LipoScience, Inc. (the “Company,” “we” or “our”) approved a senior leadership team bonus program, which we refer to as the 2013 SLT Bonus Plan, or the Plan, for our executive officers and certain other members of management, which includes our named executive officers. The achievement of the Plan’s target level objectives would result in a bonus payout in cash.
Under the Plan, the target bonus levels for our executive officers and certain other members of management range from 36% to 55% of base salary.
For 2013, our compensation committee has determined, based on its judgment of the importance of the various metrics, that for our executive officers (other than our chief executive officer) and certain other members of management, 50% of the target bonus payout will be based on the achievement of specified corporate goals and 50% of the target bonus payout will be based on the achievement of individual goals mutually agreed upon with these individuals. For our chief executive officer, 80% of his target bonus payout will be based on the achievement of the specified corporate goals and 20% of the target bonus will be based on achievement of his individual goals.
The corporate goals for the 2013 SLT Bonus Plan are as follows:

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20% of the target payout attributable to corporate goals is based on the achievement of total revenue growth in 2013 over 2012. The achievement of the minimum revenue growth goal under the Plan would result in a 25% credit for this portion of the corporate goal payout, and the achievement of the maximum revenue growth goal under the Plan would result in a 200% credit for this portion of the corporate goal payout. No credit for this portion of the corporate goal payout will be earned in respect of revenue growth of less than the minimum revenue growth goal. The corporate goal credit increases by 25% from the minimum revenue growth goal for the achievement of increases of between 1-2% in revenue growth goals, up to a maximum credit of 200%, with the payout interpolated for revenue growth between the minimum revenue growth goal and the maximum revenue growth goal.

•
20% of the target payout attributable to corporate goals is based on the achievement of total revenue growth in the fourth quarter of 2013 over the fourth quarter of 2012. The achievement of the minimum revenue growth goal under the Plan would result in a 75% credit for this portion of the corporate goal payout, and the achievement of the maximum revenue growth goal under the Plan would result in a 200% credit for this portion of the corporate goal payout. No credit for this portion of the corporate goal payout will be earned in respect of revenue growth of less than the minimum revenue growth goal. The corporate goal credit increases by 25% from the minimum revenue growth goal for the achievement of increases of between 2-4% in revenue growth goals, up to a maximum credit of 200%, with the payout interpolated for revenue growth between the minimum revenue growth goal and the maximum revenue growth goal.

•
10% of the target payout attributable to corporate goals is based on the achievement of no worse than specified operating loss levels for the year ended December 31, 2013. The achievement of the targeted operating loss goal would result in a 100% credit for this portion of the corporate goal payout. The achievement of an operating loss that is 60% or less of the targeted operating loss goal would result in a 200% credit for this portion of the corporate goal payout, while an operating loss of 140% or more of the targeted operating loss goal would result in no payout for this portion of the corporate goal payout, with the payout interpolated for results between 60% and 140% of the target operating loss goal.

•	30% of the target payout attributable to corporate goals is based on the achievement of the following strategic goals in the area of managed care:

◦
20% of the target payout attributable to corporate goals is based on the achievement of additional reimbursement coverage for our NMR LipoProfile® test by two significant new commercial plans, with an additional corporate goal payout of 5% for each significant additional plan that reimburses the test.

◦
5% of the target payout attributable to corporate goals is based on new employer coverage for our NMR LipoProfile test by at least eight employers with a designated minimum number of lives covered for each employer.

◦
5% of the target payout attributable to corporate goals is based on the achievement of additional reimbursement coverage, or a very high likelihood of such coverage, by the end of 2013 for our NMR LipoProfile test by one major national managed care plan, up to an additional 10% of the target payout attributable to corporate goals earned if such major national managed care plan coverage is secured by certain designated dates earlier in 2013.

•	10% of the target payout attributable to corporate goals is based on the achievement of FDA clearance of our 510(k) premarket notification for our HDL-P test by the end of 2013.

•
10% of the target payout attributable to corporate goals is based on the achievement of specified compliance and ethics objectives, with one-half of this portion of the corporate goal payout earned upon timely completion during 2013 of the requirements of the statute commonly known as the Sunshine Act, which is part of the Patient Protection and Affordable Care Act of 2010, and the other one-half of this portion of the corporate goal payout earned if there are no significant deficiencies identified with respect to our Policy on Interactions with Health Care Professionals, which is based on the Code of Ethics on Interactions with Health Care Professionals promulgated by the Advanced Medical Technology Association, a leading medical technology association.

The individual component of the bonus will be determined in a subjective manner, based on our compensation committee’s determination of the executive’s achievement of target and stretch goals, as well as its subjective evaluation of overall performance.
Amounts earned under the Plan for 2013, if any, would be paid following approval by the compensation committee and the audit of the Company's financial statements for the 2013 year.
The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, which will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarter ending June 30, 2013.
 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013

LIPOSCIENCE, INC.

By:	/S/ RICHARD O. BRAJER
Richard O. Brajer
President and Chief Executive Officer

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